77Q1(a)

Articles of Amendment of American Century Capital Portfolios, Inc., dated
January 5, 2011 (filed electronically as Exhibit (a)(49) to Post-Effective
Amendment No. 47 to the Registrant’s Registration Statement on
January 28, 2011, File No. 33-64872 and incorporated herein by reference).